SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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BROOKSTONE, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROOKSTONE, INC.

17 Riverside Street

Nashua, New Hampshire 03062

May 3, 2004

Dear Stockholder:

We cordially invite you to attend our 2004 Annual Meeting of Stockholders, which will be held at 9:30 a.m. (local time) on June 8, 2004 at the Fleet Training Center, One Hundred Federal Street, 2nd Floor, Boston, Massachusetts.

Details of business to be conducted at the Annual Meeting of Stockholders are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. At the Annual Meeting of Stockholders, we will present a report on the progress of the Company during the past year, which progress is outlined in the 2003 Annual Report to Stockholders accompanying this Proxy Statement. Please read the Proxy Statement and complete, sign and return your proxy promptly in the enclosed envelope.

We hope you will join us on June 8th for our Annual Meeting of Stockholders, but we know that not every stockholder will be able to do so. Whether or not you plan to attend, please return your signed proxy as soon as possible.

Sincerely,

MICHAEL F. ANTHONY

President and Chief

Executive Officer

BROOKSTONE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 8, 2004

Notice is hereby given that the Annual Meeting of Stockholders of Brookstone, Inc., a Delaware corporation, will be held at the Fleet Training Center, One Hundred Federal Street, 2nd Floor, Boston, Massachusetts on June 8, 2004 at 9:30 a.m. (local time) for the following purposes:

1.	To elect five directors to serve until the 2005 Annual Meeting of Stockholders or until their respective successors shall be elected or qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors to examine the financial statements of the Company and its subsidiaries for the fiscal year ending January 29, 2005;

3.	To approve and adopt the 2004 Equity Incentive Plan; and

4.	To transact such other business as may properly come before the meeting and any and all adjourned sessions thereof.

Only stockholders of record at the close of business on April 26, 2004 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any and all adjourned sessions thereof. A list of stockholders entitled to vote at the Annual Meeting of Stockholders will be open to examination by stockholders at the meeting and during normal business hours from May 28, 2004 to the date of the meeting at the offices of Ropes & Gray LLP (attn: David B. Walek, Esq.), One International Place, Boston, Massachusetts 02110.

BY ORDER OF THE BOARD OF DIRECTORS:

PHILIP W. ROIZIN

Executive Vice President, Finance

and Administration, Treasurer and

Secretary

Nashua, New Hampshire

May 3, 2004

IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING.

PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

BROOKSTONE, INC.

Annual Meeting of Stockholders

June 8, 2004

PROXY STATEMENT

The enclosed form of proxy is solicited on behalf of the Board of Directors of Brookstone, Inc., a Delaware corporation (the “Company”), for use at the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Fleet Training Center, One Hundred Federal Street, 2nd Floor, Boston, Massachusetts, on June 8, 2004 at 9:30 a.m. (local time) and at any and all adjourned sessions thereof. It is expected that this Proxy Statement and the enclosed form of proxy will be mailed to stockholders commencing on or about May 3, 2004. A proxy may be revoked by a stockholder at any time before it is voted (i) by returning to the Company another properly signed proxy bearing a later date, (ii) by otherwise delivering a written revocation to the Company Secretary, or (iii) by attending the Annual Meeting or any adjourned session thereof and voting the shares covered by the proxy in person. Shares represented by the enclosed form of proxy properly executed and returned, and not revoked, will be voted at the Annual Meeting.

The expense of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company may solicit proxies by officers, directors, regular employees or other agents of the Company in person or by telephone, facsimile, electronic mail or other means. Any officers and regular employees of the Company who engage in any such solicitation will receive no compensation in addition to their regular salaries. The Company will also reimburse brokers and other persons for their reasonable charges and expenses in forwarding soliciting materials to their principals.

In the absence of contrary instructions, the persons named as proxies will vote for (i) the election of the nominees for director named below, (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors to examine the financial statements of the Company and its subsidiaries for the fiscal year ending January 29, 2005 and (iii) the approval and adoption of the 2004 Equity Incentive Plan. The holders of record of shares of the common stock, $.001 par value, of the Company (the “Common Stock”) at the close of business on April 26, 2004 are entitled to receive notice of and to vote at the Annual Meeting. Each such share of Common Stock is entitled to one vote on each matter to come before the Annual Meeting. As of April 26, 2004 the Company had issued and outstanding 20,040,846 shares of Common Stock held by 142 holders of record.

Consistent with Delaware law and the Company’s Amended and Restated By-laws (the “By-laws”), a majority of the shares entitled to vote on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as tellers for the meeting. The five nominees who receive the greatest number of votes properly cast for the election of directors will be elected. An affirmative vote of a majority of votes properly cast is required to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending January 29, 2005 and approve and adopt the 2004 Equity Incentive Plan (as described herein). The tellers will count the total number of votes cast “FOR” such ratification for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a director or that reflect abstentions and “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) only as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will be counted as votes properly cast with regard to the matter. Accordingly, such abstentions and broker non-votes will have no effect on the outcome of voting on the election of directors or the ratification of the appointment of independent auditors. The minimum vote which will constitute stockholder approval and adoption of the 2004 Equity Incentive Plan will be a majority of the total votes cast on the proposal in person or by proxy.

The Annual Report of the Company, including consolidated financial statements for the fiscal year ended January 31, 2004 (“Fiscal 2003”), is being mailed to the Company’s stockholders with this Proxy Statement.

Please note that, unless otherwise indicated, all numbers related to Common Stock reflect the three-for-two stock split that was effected by the stock dividend distributed on April 26, 2004 to holders of record on April 19, 2004.

ELECTION OF DIRECTORS

Unless otherwise instructed, the enclosed proxy will be voted to elect the persons named below as directors for a term of one year expiring at the 2005 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The five nominees for the upcoming election of directors include three independent directors, as defined in the applicable rules and regulations for companies traded on The NASDAQ Stock Market (“NASDAQ”) as well as more stringent independence standards adopted by the Board of Directors: Mone Anathan, III, Michael Glazer and Andrea Weiss. The other two nominees are Michael Anthony, a member of senior management, and Kenneth Nisch, the chairman of JGA, Inc., a consulting firm which performed services for the Company in Fiscal 2003. It is expected that each nominee will be able to serve, but the proxies reserve discretion to vote or refrain from voting for a substitute nominee if a nominee is unable to serve. Each of the following nominees currently serves as a director of the Company. The nominees are as follows:

Nominees as Directors

Michael F. Anthony, 49

Chairman of the Board, President and Chief Executive Officer

Mr. Anthony was appointed Chairman of the Board in March 1999 and has been President and Chief Executive Officer of the Company since September 1995. From October 1994 until he assumed the function of Chief Executive Officer, Mr. Anthony served as President and Chief Operating Officer of the Company. From 1989 to October 1994 he held various senior executive positions with Lechter’s, Inc., a nationwide chain of specialty housewares stores, including President in 1994, Executive Vice President from 1993 to 1994 and Vice President/General Merchandise Manager from 1989 to 1993. From 1978 to 1988 he was with Gold Circle, which at the time was a division of Federated Department stores, where he held various merchandising positions, including Divisional Vice President/Divisional Merchandise Manager from February 1986 to 1988. Mr. Anthony is currently a director of Omnia Corporation and Hartmarx Corporation.

Mone Anathan, III, 65

Director

Mr. Anathan has been a director of the Company since December 1989. Presently an independent investor, from July 1988 through June 1997, Mr. Anathan served as President, Treasurer and a director of Filene’s Basement Corp., an off-price specialty apparel chain. From June 1997 until November 1999, he served Filene’s Basement Corp. in the capacity of Vice Chairman of the Board of Directors and Chairman of the Executive Committee. He served as President of the Filene’s Basement division of Federated Department Stores, Inc. from February 1984 until Filene’s Basement was purchased from Federated Department Stores, Inc. in a management-led buyout in July 1988. Mr. Anathan is a trustee of Boston Advisors Trust and was formerly a director of Beth Israel Hospital and Harvard Pilgrim Health Care. In addition, Mr. Anathan serves on the Dean’s Council at the Harvard Divinity School and serves as a Trustee on the Board of Trustees of Discovering Justice, a nonprofit organization dedicated to teaching the role of the justice system in American democracy. In Fiscal 1999, during Mr. Anathan’s tenure as an executive officer of Filene’s Basement Corp., that corporation filed for protection under Chapter 11 of the U.S. Bankruptcy Code. Mr. Anathan has been nominated to be a director of Lebenthal Funds, Inc., a municipal bond management firm; such nomination is expected to be confirmed at that firm’s annual meeting of stockholders on May 20, 2004.

Michael L. Glazer, 56

Director

Mr. Glazer has been a director of the Company since June 1996. Mr. Glazer has been President and Chief Executive Officer of KB Toys since May 1996. In November 2003, KB Toys filed for protection under Chapter 11 of the U.S. Bankruptcy Code. From May 1995 to May 1996, he was President of Big Lots Stores, Inc. (formerly Consolidated Stores Corporation) and from September 1990 to January 1995, he served as President of The Bombay Company, Inc., a specialty home furnishings retailer. Mr. Glazer is a director of KB Toys and Stage Stores.

Kenneth E. Nisch, 50

Director

Mr. Nisch has been a director of the Company since August 2000. Mr. Nisch is a registered architect and has been Chairman of JGA, Inc., a retail design, brand and strategic consulting firm, since 1995. Mr. Nisch and JGA have worked with the Company in the repositioning of the mall and airport formats, as well as in the ongoing development of the Company’s brand positioning. During Fiscal 2003, the Company engaged JGA for consulting services totaling approximately $28,788.75.

Andrea M. Weiss, 49

Director

Ms. Weiss has been a director of the Company since June 2002. She has owned and operated Retail Consulting, Inc., a retail consulting business, since August 2002. Ms. Weiss was President of dELiA*s Corp., a multichannel retailer to teenage girls and young women, from April 2001 to August 2002. From May 1998 to February 2001, Ms. Weiss served as Executive Vice President and Chief Stores Officer of The Limited, Inc., where she was responsible for developing and directing retail operations and sales strategy for more than 5000 retail stores. She served as President of Retail of Guess, Inc. from February 1996 to April 1998, where she oversaw all aspects of the retail division, including merchandising, retail and factory store operations, real estate and marketing. From May 1992 to February 1996, Ms. Weiss was Senior Vice President and Director of Stores at Ann Taylor Stores, Inc., where she was responsible for store operations during the Company’s expansion to over 350 stores. From April 1990 to May 1992, Ms. Weiss served as Director of Merchandise Operations at the Walt Disney Company. Ms. Weiss serves on the Board of Trustees of Hampton University, Hampton, Virginia. Ms. Weiss is a director of CBRL Group, Inc., a holding company engaged in the operation and development of restaurant and retail concepts and, since 2003, has been a director of Tabi International Ltd., a Canadian retailer of women’s clothing and accessories.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES LISTED ABOVE BY THE STOCKHOLDERS. Proxies solicited by the Board of Directors will be so voted unless the stockholders specify otherwise.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of shares of Common Stock as of April 26, 2004 (unless otherwise indicated) (i) individually by the Chief Executive Officer and each of the other officers of the Company listed in the Summary Compensation Table contained in this Proxy Statement (the “Named Executive Officers”) and by each director of the Company, (ii) by all executive officers and directors of the Company as a group and (iii) by each person known to the Company to be the beneficial owner of more than five percent of the Company’s outstanding Common Stock. Except as noted below, each of the persons listed has sole investment and voting power with respect to the shares indicated.

	Common Stock Beneficially Owned(1)
	Number of Shares	Percentage of Outstanding Shares
FMR Corp.(2)	1,814,527	9.1%
82 Devonshire Street
Boston, MA 02109
Barclays Global Investors, NA.(3)	1,135,732	5.7%
45 Fremont Street, 17th Floor
San Francisco, CA 94105
Michael F. Anthony†*(4)	789,932	3.9%
Mone Anathan, III*(5)	62,382	*	*
Michael L. Glazer*(6)	56,925	*	*
Kenneth E. Nisch*(7)	25,875	*	*
Andrea M. Weiss*(8)	12,750	*	*
Philip Roizin†(9)	204,144	1.0%
Alexander M. Winiecki†(10)	119,769	*	*
Gregory B. Sweeney†(11)	50,163	*	*
M. Rufus Woodard, Jr.†(12)	30,122	*	*
All directors and executive officers as a group (12 persons) (13)	1,408,850	7.0%

†	Named Executive Officer.
*	Director of the Company or Nominee for Director.
**	Less than 1% of the outstanding Common Stock.
(1)	Includes shares issuable pursuant to options held by the respective person or group which are presently exercisable or may be exercised within 60 days after the date of this Proxy Statement (“currently exercisable stock options”) as set forth below.
(2)	In a Schedule 13G/A filing made by FMR Corp. (“FMR”) on February 17, 2004, FMR, Edward C. Johnson, III, and Abigail P. Johnson reported that as of December 31, 2003, Fidelity Low Priced Stock Fund (“Fidelity”), a wholly-owned subsidiary of FMR and an investment company registered under the Investment Company Act of 1940, is the beneficial owner of 1,209,685 shares of Brookstone Common Stock (which number is adjusted in the “Security Ownership of Certain Beneficial Owners and Management” table above (the “Beneficial Ownership Table”) to reflect a subsequent three-for-two stock split which was settled on April 26, 2004 (the “April Stock Split”)); and Edward C. Johnson, III and FMR, through its control of Fidelity and the funds controlled by Fidelity, each has the sole power to dispose of those shares, but does not have the sole power to vote the shares (which are voted by Fidelity’s Board of Trustees).
(3)

In a Schedule 13G filing made by Barclays Global Investors NA/CA/ (“Barclays”) on February 17, 2004, Barclays reported that as of December 31, 2003, (i) Barclays Global Investors (“Global Investors”), a wholly-owned subsidiary of Barclays and an investment company registered under the Investment Company Act of 1940, is the beneficial owner of 536,390 shares of Brookstone Common Stock (which number is adjusted in the Beneficial Ownership Table to reflect the April Stock Split); (ii) Barclays Global Fund Advisors (“Global Advisors”), a wholly-owned subsidiary of Barclays and an investment company registered under the Investment Company Act of 1940, is the beneficial owner of 112,265 shares of Brookstone Common Stock (which number is adjusted in the Beneficial Ownership Table to reflect the April Stock Split); and (iii.) Barclays Bank (“Bank”), a wholly-owned subsidiary of Barclays and an investment company registered under the Investment Company Act of 1940, is the beneficial owner of 108,500 shares of Brookstone Common Stock (which number is adjusted in the Beneficial Ownership Table to reflect the April Stock Split). Barclays Schedule 13G indicates (i) Global Investors has sole dispositive and sole voting power over 516,888 shares; (ii) Global Advisors has sole dispositive and sole voting power over 112,265 shares; and (iii) Bank has sole dispositive and sole voting power over 108,500 shares.

(4)	Includes 737,325 shares issuable upon exercise of currently exercisable stock options.
(5)	Includes 36,083 shares issuable upon exercise of currently exercisable stock options.
(6)	Includes 49,500 shares issuable upon exercise of currently exercisable stock options.
(7)	Includes 25,875 shares issuable upon exercise of currently exercisable stock options.
(8)	Includes 12,750 shares issuable upon exercise of currently exercisable stock options.
(9)	Includes 187,875 shares issuable upon exercise of currently exercisable stock options.
(10)	Includes 103,500 shares issuable upon exercise of currently exercisable stock options.
(11)	Includes 47,813 shares issuable upon exercise of currently exercisable stock options.
(12)	Includes 24,750 shares issuable upon exercise of currently exercisable stock options.
(13)	Includes 1,269,087 shares issuable upon exercise of currently exercisable stock options. See also notes (4) through (12) to the Beneficial Ownership Table.

BOARD OF DIRECTORS AND COMMITTEES

During Fiscal 2003, the Board of Directors of the Company held six meetings. Each director attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the Committees of which he or she is a member. The Company pays to all directors who are not employees of the Company a quarterly fee of $7,500. Directors are reimbursed for their reasonable expenses in attending Board and Committee meetings. Pursuant to the 1996 Director Stock Option Plan, upon his or her nomination to the Board of Directors, each non-management director is granted the option to purchase 22,500 shares of Common Stock. Each non-management director also receives subsequent option grants to purchase 4,500 shares of Common Stock effective as of the day following the date of each Annual Meeting of Stockholders. Under the terms of such plan, the exercise price for each such option shall not be less than one hundred percent (100%) of the fair market value of the Common Stock on the date of grant. The Board of Directors has determined that each of the following directors is “independent” under applicable laws, rules and regulations (including NASDAQ requirements) as well as more stringent independence standards adopted by the Board of Directors: Mone Anathan, III, Michael Glazer and Andrea Weiss.

Under the Company’s Stockholder Communications Policy, which is posted on Company’s website at www.brookstone.com, stockholders may send communications to the Board of Directors at the following address: c/o Company Secretary, Brookstone, Inc., 17 Riverside Street, Nashua, New Hampshire 03062. Pursuant to the terms of such policy, the Company’s Secretary will forward appropriate communications to the Board of Directors or a Committee or individual member thereof, unless such communications would be more appropriately addressed by other departments within the Company, such as customer services or Investor Relations. The Board of Directors did not take any material actions in Fiscal 2003 resulting from communications from stockholders. Stockholders are welcome to communicate directly with the Board of Directors at its Annual Meeting of Stockholders. As a matter of policy, members of the Board of Directors are required to make every reasonable effort to attend the Annual Meeting of Stockholders. All members of the Board of Directors attended the Company’s 2003 Annual Meeting of Stockholders held on June 10, 2003.

The Board of Directors has a standing Audit Committee (established in accordance with section 3(a)(58)(A) of the Exchange Act, a standing Compensation Committee and a standing Nominating Committee. The charters of each standing committee of the Board of Directors are available on the Company’s website at www.brookstone.com. Copies thereof may be obtained by writing to the Company Secretary at Brookstone, Inc., 17 Riverside Street, Nashua, New Hampshire 03062. A copy of the Amended and Restated Charter of the Audit Committee is also attached as Appendix A to this Proxy Statement.

The Audit Committee, which held five meetings during Fiscal 2003, monitors the Company’s accounting policies and financial reporting and disclosure practices, its internal controls, the independence and qualifications of its independent auditor and processes assuring compliance with all applicable laws, rules and regulations and corporate policy. The Audit Committee is charged with appointing, compensating, retaining, overseeing and terminating the Company’s independent auditors. Mr. Anathan, the Chairperson, Mr. Glazer and Ms. Weiss served on the Audit Committee in Fiscal 2003. The Board of Directors has determined that each member of the Audit Committee meets the experience and independence requirements under applicable laws, rules and regulations (including NASDAQ requirements). In addition, the Board of Directors has determined that Mr. Anathan qualifies as an “audit committee financial expert” as defined by Item 401(h)(2) of Regulation S-K.

The Compensation Committee, which held four meetings during Fiscal 2003, administers the Company’s compensation plans, policies and programs, including its equity incentive plans, and recommends to the Board of Directors the compensation and other employment terms of the Company’s executive officers, including its Chief Executive Officer. Mr. Glazer, its Chairperson, Mr. Anathan and Ms. Weiss served on the Compensation Committee in Fiscal 2003. The Board of Directors has determined that each member of the Compensation Committee meets the independence standards of applicable laws, rules and regulations (including NASDAQ requirements) as well as the heightened independence standards adopted by the Board of Directors.

The Nominating Committee was established in March 2004 and consists of Ms. Weiss, its Chairperson, Mr. Anathan and Mr. Glazer. The Board of Directors has determined that each member of the Nominating Committee meets the independence standards of applicable laws, rules and regulations (including NASDAQ requirements) as well as the heightened independence standards adopted by the Board of Directors.

The Nominating Committee’s responsibilities include, but are not limited to, (i) recommending to the Board criteria for Board of Directors and committee membership, (ii) annually reassessing such criteria, (iii) identifying and reviewing candidates for election to the Board of Directors and making recommendations relative thereto, (iv) making recommendations to the full Board of Directors with respect to membership on committees and chairmanship of committees and (v) establishing and maintaining procedures for the submission of unsolicited recommendations for Board nominees, including appropriate deadlines and the type of information to be provided with such recommendations.

The Nominating Committee has established a process for identifying and evaluating nominees for director. Although the Nominating Committee will consider nominees recommended by stockholders, the Nominating Committee believes that the process it utilizes to identify and evaluate nominees for director is designed to produce nominees that possess the educational, professional, business and personal attributes that are best suited to further the Company’s mission. The Nominating Committee may identify nominees through the use of professional search firms to match candidates to the Nominating Committee’s specified qualifications. The Nominating Committee may also receive recommendations from existing directors, executive officers, key business partners, and trade or industry affiliations. The Nominating Committee will consider, among other factors, the following to evaluate Committee recommended nominees: the Board of Directors current composition, including expertise, diversity, balance of management and non-management directors, independence and other qualifications required or recommended by applicable laws, rules and regulations (including NASDAQ requirements) and Company policies or procedures and the general qualifications of potential nominees, including, but not limited to (i) integrity and honesty, (ii) the ability to exercise sound, mature and independent business judgment in the best interests of the Company’s stockholders as a whole rather than special groups or constituencies, (iii) background and experience in retail, operations, finance, marketing or other areas of expertise complementing the talents and experience of other members of the Board of Directors, (iv) willingness and capability to commit time and effort required to actively participate in meetings of the Board of Directors and its committees and related activities and (v) ability to work professionally and effectively with other directors and management.

The Nominating Committee will consider nominations to the Board of Directors from stockholders using the same criteria described above. Stockholder nominations must contain certain specified information concerning the stockholder submitting the proposal (including name, address and proof of stock ownership) as well as the nominated candidate (including name, address and qualifications) pursuant to the Company’s Stockholder Nomination Policy and its By-laws, each of which is posted on the Company’s website at www.brookstone.com and may be obtained by writing to the Company’s Secretary at Brookstone, Inc., 17 Riverside Street, Nashua, New Hampshire 03062. Pursuant to the terms of the Company’s Stockholder Nomination Policy, stockholders seeking to nominate a candidate for director must send the requisite information to the Nominating Committee in care of the Company’s Secretary at the address above. In addition, such policy and the By-laws require that any such nomination be accompanied by a petition signed by at least 100 record holders of capital stock entitled to vote in the election of directors, representing in the aggregate at minimum 1% of the outstanding capital stock entitled to vote thereon. Prior to inclusion in the Proxy Statement, the Company will require a signed consent from the candidate indicating his or her consent to be named in the Proxy Statement and serve if elected.

The Board of Directors has adopted a Code of Conduct and Ethics that applies to all Company directors, officers and employees, including the Chief Executive Officer, chief financial officer and controller. The Code of Conduct and Ethics is designed to deter wrongdoing and promote ethical conduct, compliance with law and reporting of wrongdoing, and includes Audit Committee Complaint Procedures providing for Audit Committee oversight of confidential, anonymous complaints regarding auditing or accounting matters. The Code of Conduct and Ethics is posted on the Company’s website at www.brookstone.com and may be obtained by writing to the Company’s Secretary at Brookstone, Inc., 17 Riverside Street, Nashua, New Hampshire 03062. Any amendments to, or waivers from, the Code of Conducts and Ethics will also be posted on the Company’s website at www.brookstone.com.

Please note that references to the Company’s website at www.brookstone.com are for informational purposes only. Information contained on the Company’s website is not part of this Proxy Statement.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information with respect to compensation paid to or accrued on behalf of the Chief Executive Officer and the next four most highly compensated executive officers of the Company for all services rendered to the Company for Fiscal 2003, Fiscal 2002 and Fiscal 2001.

Summary Compensation Table

		Annual Compensation							Long Term Compensation
Name and Principal Position	Year	Salary		Bonus(1)		Other Annual Compensation(2)			Restricted Stock Awards(3)	Common Shares Underlying Options	All Other Compensation(4)
Michael F. Anthony Chairman, President and Chief Executive Officer	Fiscal 2003 Fiscal 2002 Fiscal 2001	$ $ $	625,000 575,000 575,000	$ $ $	1,603,508 785,780 2,561		— — —		$71,475 — —	— — —	$ $ $	10,946 10,923 10,343

Philip W. Roizin Executive Vice President, Finance and Administration	Fiscal 2003 Fiscal 2002 Fiscal 2001	$ $ $	300,000 290,000 290,000	$ $ $	309,851 159,928 1,292		— — —		$28,590 — —	— — —	$ $ $	10,007 9,687 8,466

Alexander M. Winiecki Executive Vice President, Store Operations, Customer Sales and Contact Center	Fiscal 2003 Fiscal 2002 Fiscal 2001	$ $ $	300,000 260,000 260,000	$ $ $	309,851 143,384 1,158		— — —		$28,590 — —	— — —	$ $ $	11,541 10,263 8,952

Gregory B. Sweeney Vice President and General Manager Direct Marketing	Fiscal 2003 Fiscal 2002 Fiscal 2001	$ $ $	265,000 250,000 250,000	$ $ $	239,854 155,204 835	$	— — 95,104	(5)	— — —	— 10,000 —	$ $ $	9,692 6,496 743

M. Rufus Woodard, Jr. Vice President, General Merchandise Manager	Fiscal 2003 Fiscal 2002 Fiscal 2001	$ $ $	250,000 225,000 190,378	$ $ $	226,277 108,799 1,002		— — —		$7,148 — —	— 35,000 —	$ $ $	9,612 8,720 7,372

(1)	Payments made under the Company’s Management Incentive Bonus Plan (the “MIB”), the principal performance-based cash compensation program for executive officers of the Company, in respect of performance in Fiscal 2003, Fiscal 2002 and Fiscal 2001 were, respectively, $1,596,641 (including $1,250,000 in cash and stock delivered on January 31, 2004 with a fair market value on such date of $346,641), $781,136 and $0 to Mr. Anthony; $306,555 (including $225,000 in cash and stock delivered on January 31, 2004 with a fair market value on such date of $81,555), $157,586 and $0 to Mr. Roizin; $306,555 (including $225,000 in cash and stock delivered on January 31, 2004 with a fair market value on such date of $81,555), $141,284 and $0 to Mr. Winiecki; $236,942 (including $198,750 in cash and stock delivered on January 31, 2004 with a fair market value on such date of $38,192), $153,185 and $0 to Mr. Sweeney; and $223,530 (including $187,500 in cash and stock delivered on January 31, 2004 with a fair market value on such date of $36,030), $106,982 and $0 to Mr. Woodard. All other amounts in this column for Fiscal 2003, Fiscal 2002 and Fiscal 2001 were paid to the Named Executive Officer under the Company’s Profit Sharing Plan, in which all employees of the Company participate.
(2)	While each of the Named Executive Officers enjoys certain perquisites, such perquisites did not, except as disclosed, exceed the lesser of $50,000 or 10% of such officer’s salary and bonus in each of Fiscal 2003, Fiscal 2002 and Fiscal 2001.
(3)

The Company granted the Named Executive Officers the opportunity to purchase shares of Common Stock on September 10, 2003 at the closing price of the Common Stock on such date, representing its fair market value, in the following amounts: 10,000 shares for Mr. Anthony; 4,000 shares for each of Messrs. Roizin and Winiecki; and 2,000 shares for each of Messrs. Sweeney and Woodard. For each share of Common Stock purchased (a “Purchased Share”) by each Named Executive Officer on September 10, 2003, the Company agreed to award such officer an additional .25 restricted shares of Common Stock (the “Restricted Shares”) on such date. The amounts under the Restricted Stock Awards column of the Summary

Compensation Table represent the market value of the Restricted Shares awarded to each such Named Executive Officer based on the closing price of the Common Stock on September 10, 2003. On that date, the Named Executive Officers were awarded Restricted Shares in the amount, respectively, equal to $71,475 for Mr. Anthony; $28,590 for Mr. Roizin; $28,590 for Mr. Winiecki; $0 for Mr. Sweeney; and $7,148 for Mr. Woodard. The restrictions on the Restricted Shares lapse ratably in four equal installments on September 10, 2004, September 10, 2005, September 10, 2006 and September 10, 2007 on the condition that on each such date, the Named Executive Officer awarded the Restricted Shares continues to (i) be employed by the Company and (ii) own the Purchased Shares. No other forms of Long Term Compensation were awarded to the Named Executive Officers in Fiscal 2003, Fiscal 2002 and Fiscal 2001

(4)	For Fiscal 2003, Fiscal 2002 and Fiscal 2001, respectively, All Other Compensation represents (i) the following dollar value of insurance premiums paid by the Company with respect to term life insurance for the benefit of each of the Named Executive Officers: Mr. Anthony—$2,946, $2,923 and $3,543; Mr. Roizin—$2,007, $1,687, and $1,666; Mr. Winiecki—$3,541, $2,263 and $2,152; Mr. Sweeney—$1,692, $1372 and $742; and Mr. Woodard—$1,612, $720 and $571; and (ii) the following dollar value of contributions made by the Company to the Company’s defined contribution plan for the benefit of the Named Executive Officers: Mr. Anthony—$8,000, $8,000 and $6,800; Mr. Roizin—$8,000, $8,000 and $6,800; Mr. Winiecki—$8,000, $8,000 and $6,800; Mr. Sweeney—$8,000, $5,124 and $0; and Mr. Woodard—$8,000, $8,000 and $6,800. In March 1998, the Company froze the Brookstone Pension Plan, ceased its practice of making discretionary employer contributions to employee accounts under its defined contribution plan and instituted a non-discretionary employer matching contribution under such plan.
(5)	Includes a reimbursement of $45,104 in relocation expenses and a signing bonus of $50,000.

Option/SAR Grants in Fiscal 2003

In Fiscal 2003, there were no option or stock appreciation rights granted to the Named Executive Officers.

The following table sets forth information with respect to (i) the exercise of stock options by the Named Executive Officers during Fiscal 2003, (ii) the number of unexercised options held by the Named Executive Officers as of January 31, 2004 and (iii) the value of unexercised in-the-money options (i.e., options for which the fair market value of the Common Stock ($23.80 at January 31, 2004) exceeds the exercise price) as of January 31, 2004:

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options/SARs at January 31, 2004 Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SARs at January 31, 2004 Exercisable/ Unexercisable
Michael F. Anthony	331,425	$2,034,449	652,950/84,375	$7,034,676/$764,550
Philip W. Roizin	104,625	$904,599	159,750/28,125	$1,623,423/$254,850
Alexander M. Winiecki	76,500	$420,504	89,438/14,063	$948,236/$127,425
Gregory B. Sweeney	0	—	33,750/101,250	$331,849/$995,546
M. Rufus Woodard, Jr.	50,063	$389,150	24,750/63,563	$245,966/$713,019

Equity Compensation Plan Information

The following table summarizes the Company’s Equity Compensation Plans. On January 31, 2004 the Company had no equity compensation plans that were not approved by security holders.

Section 1.01 Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans
Equity Compensation plans approved by security holders	1,970,292	$6.27	287,331

Pension Plan

The Company has a defined benefit Pension Plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, for eligible employees who have completed one year of service with 1,000 or more hours of employment. In general, all employees of the Company are eligible to participate, excluding (i) a director of the Company who is not employed by the Company in any other capacity and (ii) any person whose compensation consists of a retainer or a fee. In March 1998, the Board of Directors approved an amendment to the Pension Plan such that no future benefits will accrue under such plan beyond May 31, 1998. No further years of service beyond 1998 will be counted toward the calculation of benefits and final average compensation rates have been curtailed as of May 31, 1998. See “Report of the Compensation Committee.”

As a result of the foregoing freeze of benefit accruals, the monthly vested benefits of the Named Executive Officers will not change. The following monthly vested benefits will be paid to the Named Executive Officers beginning at normal retirement age of 65 based upon a single life annuity benefit: Mr. Anthony $693.82; Mr. Roizin $338.33; Mr. Winiecki $1,261.55; and Mr. Woodard $451.45. Mr. Sweeney had no credited service as of May 31, 1998, therefore he has no monthly vested benefits.

Employment Agreements

Mr. Anthony has entered into an Employment Agreement with the Company expiring upon the earliest to occur of his resignation, death, permanent disability or incapacity or his termination by the Company with or without cause. The agreement provides for an annual salary, participation in the MIB Plan and any other performance-based compensation programs available to the Company’s senior executives, and for certain fringe benefits, including contributions for health and dental coverage, term life insurance in an amount of at least $1,000,000, long term disability coverage, participation in the Company’s Pension Plan, and certain other benefits. The agreement provides that if Mr. Anthony is terminated by the Company without cause (as defined) or terminates his employment for Good Reason (as defined), Mr. Anthony is entitled, subject to complying with certain confidentiality and non-competition obligations, to continued payment of his base salary and certain of his fringe benefits until twenty-four months following termination of his employment, as well as a pro rata bonus payment under the MIB Plan for the fiscal year in which termination occurs based upon the number of days he was employed in such year. Severance benefits are reduced by any amounts received by Mr. Anthony from other employment during the severance period. If Mr. Anthony’s employment terminates because of his death, disability or incapacity, Mr. Anthony is entitled to a pro rata bonus payment under the MIB Plan for the fiscal year in which such termination occurs based upon the number of days he was employed in such year and payments to which he is entitled under any other Company benefit plans, including any long-term disability plan. The agreement also provides that Mr. Anthony shall not disclose or use any confidential information of the Company and not compete with the Company during the period of his employment and for one year thereafter, unless Mr. Anthony’s employment is terminated without cause, in which case the non-competition period ends upon Mr. Anthony’s termination. The agreement provides that Mr. Anthony will not recruit any employee of the

Company for employment in any other business until one year after the termination of Mr. Anthony’s employment with the Company.

The Company has also executed a Change of Control Agreement with Mr. Anthony to ensure the continued dedication of his services in the event of an actual or threatened change of control (as defined below) of the Company. Subject to the terms and conditions of the agreement, if Mr. Anthony’s employment is terminated involuntarily or is terminated voluntarily by him following certain events or actions by the Company within twelve months following a Change of Control, he is entitled to a lump-sum cash payment of 300% of the sum of his annual base salary in effect at the time of termination plus the average of the annual bonuses earned by Mr. Anthony with respect to the three full years preceding the termination of employment. In addition, the Company will continue to provide Mr. Anthony with any medical, dental, disability and life insurance and automobile allowance benefits in effect at the time of termination. Mr. Anthony will become fully vested under any Supplemental Executive Retirement Plan, will become fully vested under the Company’s stock compensation plan, and will be immediately able to exercise any options to purchase Company stock. The Company will make an additional lump-sum payment to Mr. Anthony and will bear all expenses in the event it is determined any of the benefits or payments are subject to an excise tax or the Internal Revenue Service asserts a claim that, if successful, would require a gross-up payment to Mr. Anthony. A Change of Control means, among other things and subject to certain exceptions, the occurrence of any Person (as defined) becoming the owner of 50% or more of the Common Stock of the Company; the Board of Directors of the Company cease for any reason to constitute at least a majority of such Board; execution of an agreement of acquisition, merger, reorganization, consolidation of or other transaction not requiring stockholder approval which contemplates that all or substantially all of the business and/or assets of the Company will be owned or controlled by a Person or Persons other than the Person or Persons owning or controlling such business and assets as of the date of the Change of Control Agreement; or liquidation or dissolution of the Company or sale of substantially all of the Company’s assets other than as described above.

Mr. Roizin, Mr. Winiecki, Mr. Woodard and Mr. Sweeney are employed by the Company pursuant to employment agreements providing for a base salary and participation in the MIB Plan and various other employee benefit plans, including medical, vacation, disability and pension. These agreements provide for a severance benefit if the executive is terminated for any reason other than cause consisting of base salary continuation for 12 months following termination (subject to offset for income earned from other employment or from self-employment).

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is responsible for approving and recommending to the Board of Directors the compensation of executive officers of the Company and administers the Company’s 1992 Equity Incentive Plan, Management Incentive Bonus Plan and 1999 Equity Incentive Plan. The Compensation Committee regularly reports on its activities to the Board of Directors. The Compensation Committee was comprised in Fiscal 2003 of three directors who were not eligible to participate in any of the plans or programs that the Compensation Committee administers. The Board of Directors has determined that each member of the Compensation Committee meets the independence standards of applicable laws, rules and regulations (including NASDAQ requirements) as well as the heightened independence standards adopted by the Board of Directors.

Compensation Philosophy

The Company’s executive compensation programs are based on the belief that the interests of the Company’s executive officers should be directly aligned with those of the stockholders. The programs are strongly oriented towards a pay-at-risk philosophy that ties a significant portion of overall compensation to the financial performance of the Company. The Compensation Committee has established the following principles to guide development of the Company’s compensation programs and to provide a framework for compensation decisions:

•	provide a total compensation package that will attract the best talent to the Company, motivate individuals to perform at their highest levels, reward outstanding performance, and retain executives whose skills are critical for building long-term stockholder value; and

•	establish annual incentives for senior management that are directly tied to the overall financial performance of the Company.

Compensation Programs and Practices

Base Salary.    Salaries of executive officers are established by the Compensation Committee based on an executive officer’s scope of responsibilities, level of experience, individual performance and contribution to the business. From time to time, the Company conducts salary surveys to determine whether the salaries of its employees, including its executive officers, are in line with retailers of similar size.

Management Incentive Bonus Plan.    The Company has in effect a Management Incentive Bonus Plan (the “MIB”) under which executive officers and other key management employees selected by the Board of Directors may receive incentive awards. The purpose of the MIB is to tie a significant portion of annual pay directly to key financial results. Bonus awards are based on annual performance criteria established by the Compensation Committee with respect to attainment by the Company of specified levels of income from operations, as well as performance criteria applied on an individual basis. The Company must attain a threshold level of income from operations in order for MIB participants to be eligible for any bonus. MIB participants earn awards expressed as a percentage of base salary. Awards in excess of specified limits (except as modified by the Compensation Committee, 200% of base salary in the case of the Chief Executive Officer and 75% of base salary in the case of other participants) may be paid (or not) at the sole discretion of the Compensation Committee in either cash under the MIB or in the form of awards granted under the 1999 Equity Incentive Plan, or a combination thereof. Individual performance criteria are determined by the Compensation Committee taking into account, in the case of executive officers other than the Chief Executive Officer, the recommendation of the Chief Executive Officer.

In Fiscal 2003, the Company exceeded the threshold level of income from operations established by the Compensation Committee under the MIB and for that fiscal year paid the following cash bonuses under the MIB: $1,250,000 to Mr. Anthony; $225,000 to Mr. Roizin; $225,000 to Mr. Winiecki; $198,750 to Mr. Sweeney and $187,500 to Mr. Woodard. In addition, these officers were granted the following deferred stock awards under the 1999 Equity Incentive Plan: 21,332 shares to Mr. Anthony, the aggregate fair market value of which was $346,641 on its date of delivery, January 31, 2004; 5,019 shares to Mr. Roizin, the aggregate fair market value of which was $81,555 on its date of delivery, January 31, 2004; 5,019 shares to Mr. Winiecki, the aggregate fair market value of which was $81,555 on its date of delivery, January 31, 2004; 2,351 shares to Mr. Sweeney, the aggregate fair market value of which was $38,192 on its date of delivery, January 31, 2004; and 2,217 shares to Mr. Woodard, the aggregate fair market value of which was $36,030 on its date of delivery, January 31, 2004.

Profit Sharing Plan.    The Company has in effect a Profit Sharing Plan under which employees (including all of the Company’s executive officers) who are regularly scheduled to work 52 weeks per year and have been employed by the Company for more than 90 days participate. The Profit Sharing Plan provides for a bonus pool equal to a specified percentage of net income established year-to-year by the Board of Directors (6% for Fiscal 2003), less the amount paid by the Company in respect of Pension Plan funding obligations. Participants who are hourly employees receive an amount calculated on the basis of their W-2 earnings equal to their pro rata share of such bonus pool. Participants who are salaried employees receive an amount calculated on the basis of their base wage equal to their pro rata share of such bonus pool.

401(k) and Pension Plan.    401(k) Plan provides for a non-discretionary employer matching contribution equal to up to four percent of each participant’s covered compensation (subject to the maximum salary level prescribed in the Internal Revenue Code). The Brookstone Pension Plan was amended in March 1998 such that no future benefits would accrue after May 31, 1998.

Equity Incentives.    The Compensation Committee strongly believes that the interests of senior management must be closely aligned with those of the stockholders. Equity incentives, such as stock options, deferred stock, restricted stock, stock appreciation rights and stock awards, provide a vehicle to reward executives only if there is an increase in stockholder value. Equity incentives may be granted to executive officers and selected employees whose contributions and skills are important to the long-term success of the Company.

Discussion of Corporate Tax Deduction on Compensation in Excess of $1 Million a Year.    Internal Revenue Code Section 162(m) precludes a public corporation from taking a deduction for compensation in excess of $1 million paid in any year to its chief executive officer or any of its four other highest-paid executive officers. Certain performance-based compensation, however, is exempt from the deduction limit. The Company’s 1999 Equity Incentive Plan has been designed so that the tax deductions associated with stock options and stock appreciation rights granted under that Plan should not be limited by Section 162(m) and to make it possible to grant other forms of awards exempt under Section 162(m). In authorizing the type and levels of other compensation payable to executive officers, The Compensation Committee considers, as one factor, the deductibility of the compensation, but may deem it appropriate to authorize compensation that is not deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code.

BY THE COMPENSATION COMMITTEE:

MICHAEL L. GLAZER, Chairperson

MONE ANATHAN, III

ANDREA M. WEISS

PERFORMANCE GRAPH

The following stock price performance graph compares the cumulative total return on the Common Stock with the cumulative total return of the Standard & Poor’s Composite 500 Index and of the Retail Index of the NASDAQ Stock Market from January 30, 1999 through January 31, 2004.

	1/30/99	1/29/00	2/3/01	2/2/02	2/1/03	1/31/04
Brookstone	100.00	117.90	99.56	80.35	102.49	249.42
S&P 500	100.00	110.30	109.49	91.93	70.70	95.26
NASDAQ Retail	100.00	81.34	63.05	74.28	59.72	87.56

Note:	The stock price performance on the graph above is not necessarily indicative of future price performance.

On April 26, 2004, the closing price per share of the Common Stock on The NASDAQ Stock Market was $19.83.

RATIFICATION OF THE SELECTION OF THE COMPANY’S INDEPENDENT AUDITORS

Based upon the recommendation of the Audit Committee, the Board of Directors has selected PricewaterhouseCoopers LLP to serve as independent auditors to examine the financial statements of the Company and its subsidiaries for the fiscal year ending January 29, 2005. PricewaterhouseCoopers LLP, or its predecessor, has served as the Company’s independent auditors since the fiscal year ending February 1, 1992. In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it a directive to select other independent auditors for the fiscal year ending January 29, 2005. If the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent auditor at any time during the fiscal year if the Board of Directors feels that doing so would be in the best interest of the Company’s stockholders. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

Board Recommendation

The Audit Committee has recommended the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors to the Board of Directors. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITORS. Proxies solicited by the Board of Directors will be so voted unless the stockholders specify otherwise.

APPROVAL AND ADOPTION OF THE 2004 EQUITY INCENTIVE PLAN

The Company’s success depends in part on its ability to attract and retain qualified personnel. Accordingly, the stockholders are being asked to vote on a proposal to approve a new equity incentive plan, to be called the Brookstone, Inc. 2004 Equity Incentive Plan (the “2004 Plan”). The Board of Directors has concluded that the 2004 Plan will advance the interests of the Company and its subsidiaries by enhancing their ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Company and its subsidiaries through ownership of shares of Common Stock. Accordingly, the Board of Directors has approved the 2004 Plan, subject to stockholder approval.

The following summary of the material features of the 2004 Plan is qualified in its entirety by the full text of the Plan that appears as Appendix B to this Proxy Statement.

General Summary

The purpose of the 2004 Plan is to advance the interests of the Company and its subsidiaries by providing for the grant to participants of stock-based and other incentive awards, all as more fully described below. The 2004 Plan will become effective on the date of its approval by the stockholders. No award may be granted under the 2004 Plan after April 15, 2014, although awards previously granted may extend beyond that date. The 2004 Plan will be administered by the Compensation Committee of the Board of Directors.

The 2004 Plan provides for the grant of stock options (both non-statutory options or “NSOs” and, in the case of employees, incentive stock options or “ISOs”), stock appreciation rights (“SARs”), restricted stock, deferred stock and unrestricted stock. Awards under the 2004 Plan may also include provision for the payment of dividend equivalents with respect to shares subject to the awards. Unless otherwise determined by the Compensation Committee, awards may not be transferred except by will or by the laws of descent and distribution.

Number of Shares.    A maximum of 900,000 shares of Common Stock may be delivered in satisfaction of awards made under the 2004 Plan. The maximum number of shares of Common Stock that may be issued pursuant to the exercise of ISOs, and the maximum number of shares of Common Stock that may be issued pursuant to the exercise of NSOs, will each be 800,000. The maximum number of shares of Common Stock for which stock options may be granted to any person in any calendar year, and the maximum number of shares of Common Stock subject to SARs granted to any person in any calendar year, will each be 800,000. The maximum benefit that will be paid to any person under other awards in any calendar year will be 450,000 shares. In the event of a stock dividend, stock split or other change in our capital structure, or a distribution to stockholders other than normal cash dividends, the Compensation Committee will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to and available for awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Compensation Committee may also make similar adjustments to take into account any other event, if the Compensation Committee determines that adjustments are appropriate to avoid distortion in the operation of the 2004 Plan.

The share limitations described above are in addition to the limitation on the number of shares available for awards under the 2004 Plan.

The maximum number of shares that may be issued under the 2004 Plan represents approximately 4.5 percent of the total number of shares of the Common Stock outstanding on April 26, 2004, excluding treasury shares. Approximately 287,331 shares remained issuable in connection with outstanding awards under prior Company plans. The total number of shares issuable under prior Company plans, added together with shares issuable under the proposed 2004 Plan, represent approximately 5.9 percent of the Company’s outstanding shares on April 26, 2004.

Administration of Plan.    The 2004 Plan is administered by a committee of the Board of Directors, currently the Compensation Committee. Committee members are required to satisfy applicable requirements for independence. The Compensation Committee will have full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. The Compensation Committee will be authorized to determine any questions that may arise regarding the interpretation and application of the provisions of the 2004 Plan and to make, administer and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Compensation Committee made under the 2004 Plan are conclusive and bind all parties.

Eligible Participants.    Participation in the 2004 Plan is limited to key employees of the Company or any of its subsidiaries and other persons or entities (including consultants and non-Employee directors of the Company or a subsidiary of the Company) who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to the success of the Company or its subsidiaries.

Stock Options.    Each stock option awarded under the 2004 Plan will be a non-ISO unless expressly designated as an ISO at the time of the grant. The exercise price of stock options granted under the 2004 Plan will be determined by the Compensation Committee, but may not be less than 100% of the fair market value of the Common Stock subject to the option, determined as of the time the option is granted. The term of any option granted under the 2004 Plan may not exceed ten years. Options will be exercisable at such time or times and on such conditions as the Compensation Committee specifies.

Stock Appreciation Rights.    SARs may be granted either in tandem with or independent of stock options. Each SAR entitles the holder of the SAR, in general, to receive upon exercise the excess of the fair market value of the underlying Common Stock at the time of exercise over the fair market value of the Common Stock on the date the SAR was granted. The Compensation Committee may also grant SARs that take into account other bases for comparison of appreciation of the value of a share of Common Stock including, but not limited to, comparisons to stock indices.

Restricted Stock Awards; Unrestricted Stock.    The 2004 Plan provides for awards of nontransferable shares of Common Stock subject to repurchase or forfeiture. The 2004 Plan provides that the minimum period that restrictions must remain in place is three years unless the restricted Common Stock is also subject to performance restrictions, in which case the minimum period is one year. The 2004 Plan prohibits the Compensation Committee from waiving these restriction periods. Restricted Common Stock is subject to repurchase by the Company at the original purchase price (or forfeiture to the Company, if no cash was paid) if the grantee of the restricted Common Stock ceases to be affiliated with the Company before the restrictions lapse. The Compensation Committee may, at the time any other award is granted, provide that any or all the Common Stock delivered pursuant to an award will be restricted Common Stock. The 2004 Plan also provides for awards of unrestricted stock, but no more than 90,000 shares of unrestricted stock in the aggregate may be granted at less than fair market value or not in lieu of cash compensation equal to fair market value.

Deferred Stock.    The 2004 Plan provides for deferred grants entitling the recipient to receive Common Stock upon the satisfaction of conditions determined by the Compensation Committee in its discretion. The Compensation Committee may, in its discretion, accelerate the time at which all or any part of the Common Stock will be delivered. A deferred stock award that is not granted in lieu of cash compensation will vest not more rapidly than ratably over a three-year period unless the award is also subject to performance restrictions, in which case the minimum vesting period will be one year.

Performance Awards.    Any award under the 2004 Plan may be made subject to the satisfaction of performance criteria specified by the Compensation Committee. In the case of performance awards intended to qualify for exemption under Internal Revenue Code Section 162(m), the Compensation Committee will use objectively determinable measures of performance in accordance with Section 162(m) that are based on any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; same-store sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. Any performance criterion based on performance over time will be determined by reference to a period of at least one year. The Compensation Committee will determine whether the performance criteria that have been chosen for a particular performance award have been met.

Termination of Affiliation with Company: Effect on Stock Options and SARs.    Except as otherwise determined by the Compensation Committee, if a participant in the 2004 Plan dies, any options or SARs owned by the participant will, to the extent exercisable on the date of death, remain exercisable for a one-year period, provided that no such option or SAR will be exercisable beyond the end of its original term. In addition, and except as otherwise determined by the Compensation Committee, if a participant in the 2004 Plan’s affiliation with the Company ends because of the participant’s retirement after attaining the age of 55 or total and permanent disability, then any options or SARs held by the participant that were exercisable at the time of retirement may be exercised by the participant at any time in accordance with the original terms of the options or SARs. Finally, and except as otherwise determined by the Compensation Committee, if a participant’s employment (or other applicable affiliation with the Company) terminates for any reason other than death or retirement, options and SARs that were exercisable at the time the participant ceased to be affiliated with the Company will remain exercisable for three months, provided that (i) under no circumstances will any option or SAR be extended beyond its original term; and (ii) in the case of termination of the participant for cause, the Compensation Committee may elect to terminate any options or SARs immediately upon termination if it determines that the reason for termination casts such discredit on the Participant as to justify such immediate termination. In all cases, options and SARs that are not exercisable on the date of termination will terminate on that date.

Termination of Affiliation with the Company: Effect on Restricted and Deferred Stock.    Except as otherwise determined by the Compensation Committee, upon termination of a participant’s affiliation with the Company for any reason, all shares of Common Stock subject to continuing restrictions will be repurchased by the Company at the price originally paid for them. Deferred Common Stock awards to which the participant did not become irrevocably entitled prior to the termination of the participant’s affiliation with the Company will be forfeited upon termination of the affiliation.

Effect of Certain Mergers, Consolidations, Etc.    In the case of certain mergers, consolidations or similar transactions in which a majority of the Company’s stock or all or substantially all of its assets are acquired, or in the case of a dissolution or liquidation of the Company, the Compensation Committee may, in its discretion, make stock options and SARs immediately exercisable, remove restrictions on shares of restricted Common Stock, waive conditions on any deferred awards of Common Stock and remove any performance or other conditions on any award. In addition, the Compensation Committee may, under such circumstances, provide for replacement awards for certain participants.

Amendment of Plan.    The Compensation Committee may at any time or times amend the 2004 Plan or any outstanding award for any purpose that may at the time be permitted by law, and may at any time terminate the 2004 Plan as to any future grants of awards. The Compensation Committee may not, without the approval of the stockholders of the Company, effectuate a change to the 2004 Plan (i) for which stockholder approval is required in order for the 2004 Plan to continue to qualify for the award of ISOs under Section 422 of the Code or for the award of performance-based compensation under Internal Revenue Code Section 162(m); or (ii) if the change would increase the aggregate number of shares of Common Stock that may be delivered under the 2004 Plan, or change the class of persons or entities that qualify as participants under the 2004 Plan.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of the issuance and receipt of options under the 2004 Plan. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2004 Plan, nor does it cover state, local or non-U.S. taxes.

Incentive Stock Options.    In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise produces ordinary income to the optionee (with a corresponding deduction available to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one-and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

Non-statutory Options.    In general, in the case of an NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which the Company is not entitled to a deduction.

In general, an ISO that is exercised more than three months after termination of employment (other than termination by reason of death) is treated as an NSO. ISOs are also treated as non-statutory options to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

The foregoing summary assumes that stock options are exercised for substantially vested stock. Where a stock option is exercised for Restricted Stock, as is permitted by the 2004 Plan, the tax treatment will differ from the treatment summarized above. In general, a participant who exercises an NSO for Restricted Stock will have income taxable at ordinary income rates only when the stock vests, in an amount equal to the fair market value of the stock at time of vesting less the exercise price. However, the participant may make a special election to have the income measured and taken into account, instead, at time of exercise. In either case, a corresponding deduction will be available to the Company. In the case of a participant who exercises an ISO for Restricted Stock, the determination of “alternative minimum taxable income” (relevant in determining whether an alternative minimum tax must be paid) will follow rules similar to the rules for determining ordinary income in the case of the exercise of an NSO. For regular income tax purposes, the exercise of an ISO for Restricted Stock will be treated the same as the exercise of an ISO for substantially vested stock, provided that the shares are held for the requisite one-year and two-year holding periods described above. It is unclear how an earlier disposition of the shares would affect the measurement of a participant’s ordinary income in the case of an ISO exercised for Restricted Stock.

Under the so-called “golden parachute” provisions of the Internal Revenue Code, the vesting or accelerated exercisability of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceed, a substantial portion of amounts payable to the participant, payments associated with the grant, vesting or exercise of awards under the 2004 Plan, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

The Internal Revenue Code also limits to $1 million the deduction the Company may claim for compensation paid annually to any of its top five officers, subject to a number of exceptions. The deduction limitation rules provide an exemption for compensation attributable to the exercise of non-discounted stock options that satisfy certain requirements. Stock options awarded under the Plan are intended to qualify for this exemption.

Board Recommendation

A majority of the votes properly cast is necessary to approve the 2004 Equity Incentive Plan. Abstentions and broker non-votes may have an effect on the satisfaction of quorum requirements, but otherwise have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE 2004 EQUITY INCENTIVE PLAN.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of three directors, each of whom is independent under applicable laws, rules and regulations (including NASDAQ requirements) as well as more stringent independence standards of the Board of Directors. The Audit Committee operates under a written Amended and Restated Audit Committee Charter approved and adopted by the Board of Directors that is compliant with applicable laws, rules and regulations (including NASDAQ requirements).

Our responsibility is to assist the Board of Directors in monitoring (i) the reliability and integrity of the Company’s accounting policies and financial reporting and disclosure practices; (ii) the establishment and maintenance of processes assuring that an adequate system of internal controls is functioning within the Company; (iii) the independence and qualifications of the Company’s independent auditor and (iv) the establishment and maintenance of processes assuring compliance by the Company with all applicable laws, rules and regulations and corporate policy. We appoint (subject to stockholder ratification), compensate, retain, oversee and terminate, as applicable, the Company’s independent auditors. We have approved and adopted Audit Committee Complaint Procedures, which are a part of the Company’s Code of Conduct and Ethics, ensuring our oversight of confidential, anonymous complaints regarding Company auditing and accounting matters.

We rely on the expertise and knowledge of management and the independent auditors in carrying out our oversight responsibilities. Management is responsible for determining that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company’s financial statements. It is not our duty to plan or conduct audits, to determine that the financial statements are complete, accurate and in accordance with generally accepted accounting principles, to conduct investigations or to assure compliance with applicable laws, rules or regulations or the Company’s internal policies, procedures or controls.

In this context, the Audit Committee met five times in Fiscal 2003. We met and held discussions with management and the independent auditors, which meetings facilitated and encouraged communication between and among each such group. We reviewed and discussed the audited consolidated financial statements for Fiscal 2003 with the Company’s management. We met with the independent auditors various times, both with and without management present, and discussed many items with them, including, but not limited to, i) the overall scope and plans for their audit, ii) the audited financial statements and related notes for Fiscal 2003, iii) other matters required to be discussed under auditing standards generally accepted in the United States, including, but not limited to, matters related to the conduct of the audit of the Company’s financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended and iv) the results of their examination and evaluation of the Company’s internal controls.

We received from the independent auditors the written disclosures and the letter required by Independent Standards Board Standard No. 1 and discussed with the independent auditors that firm’s independence. We received the following information concerning the fees of the independent auditors for Fiscal 2003 and have considered whether the provision of the non-audit services is compatible with maintaining the independence of the independent auditors:

	Audit Fees(1)	Audit- Related Fees(2)	Tax Fees(3)	All Other Fees(4)
Fiscal 2003	$286,256	$48,160	$18,755	$101,632
Fiscal 2002	$257,305	$51,016	$8,263	$0

(1)	Includes statutory audits, attest services and consents.
(2)	Includes employee benefit plan audits and sales audits.
(3)	Includes income tax compliance and related tax services.
(4)	Includes fees related to Sarbanes-Oxley compliance.

Pre-Approval of Non-Audit Services

The Audit Committee pre-approves any engagement of PricewaterhouseCoopers LLP to perform certain non-audit services. These services include tax-compliance, tax consulting, employee benefit plan compliance, stock option plan compliance and other technical, financial reporting and compliance services. The Audit Committee pre-approved all of the foregoing Audit-Related Fees, Tax Fees and Other Fees.

Based on the foregoing meetings, discussions, reports and reviews, and subject to the limitations referenced above and in the Amended and Restated Audit Committee Charter, we have recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for Fiscal 2003, as filed with the Securities and Exchange Commission. We have also recommended to the Board of Directors that PricewaterhouseCoopers LLP be selected as the Company’s independent auditors for the fiscal year ended January 29, 2005, subject to stockholder ratification.

BY THE AUDIT COMMITTEE:

MONE ANATHAN III, Chairperson

MICHAEL GLAZER

ANDREA WEISS

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee. No member of the Compensation Committee is a former or current officer or employee of the Company.

CERTAIN RELATIONSHIPS AND

RELATED TRANSACTIONS

Kenneth E. Nisch is the Chairman of JGA, Inc. Mr. Nisch and JGA have worked with the Company in the repositioning of the mall and airport formats, as well as in the ongoing development of the Company’s brand positioning. During Fiscal 2003 the Company engaged JGA for consulting services totaling approximately $28,788.75. The Audit Committee of the Board of Directors has reviewed the terms of JGA’s consulting agreement and approved of the Company’s engagement of that firm.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

To the Company’s knowledge, based solely on review of the copies of required reports and any amendment thereto furnished to the Company and written representations that no additional reports were required, the Company’s directors, executive officers and stockholders representing beneficial ownership of greater than ten percent of the Company’s outstanding Common Stock filed the necessary forms within the time frames set forth in Section 16(a) of the Exchange Act.

STOCKHOLDER PROPOSALS

To be considered for inclusion in the proxy materials to be distributed in connection with the Company’s 2005 Annual Meeting of Stockholders, stockholder proposals must be received by the Company Secretary no later than February 8, 2005. To be presented at the Company’s 2005 Annual Meeting of Stockholders, stockholder proposals must be received by the Company Secretary not less than 60 nor more than 90 days prior to such Annual Meeting; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of such Annual Meeting is given to the stockholders, stockholder proposals must be received by the Company Secretary not later than the close of business on the tenth day following the day such notice was given or public disclosure was made. Any proposal received after such date will be untimely and will not be considered at the 2005 Annual Meeting of Stockholders.

Stockholder proposals must be submitted to the Board of Directors of the Company, in care of its Secretary, in compliance with the Exchange Act and applicable regulations of the Securities and Exchange Commission. In addition, such proposals must be in accordance with the terms, as described below, of i) the By-laws and ii) either its Stockholder Nomination Policy (for director nominations) or its Stockholder Communications Policy (for other proposals).

Stockholder nominations must contain certain specified information concerning the stockholder submitting the proposal (including name, address and proof of stock ownership) as well as the nominated candidate (including name, address and qualifications) pursuant to both the By-laws and Stockholder Nomination Policy, each of which is posted on the Company’s website at www.brookstone.com and may be obtained by writing to the Company’s Secretary at Brookstone, Inc., 17 Riverside Street, Nashua, New Hampshire 03062. Pursuant to the terms of the Company’s Stockholder Nomination Policy, stockholders seeking to nominate a candidate for director must send the requisite information to the Nominating Committee care of the Company’s Secretary at the address above. In addition, such policy and the By-laws require that any such nomination be accompanied by a petition signed by at least 100 record holders of capital stock entitled to vote in the election of directors, representing in the aggregate 1% of the outstanding capital stock entitled to vote thereon. Prior to inclusion in the Proxy Statement, the Company will require a signed consent from the candidate indicating his or her consent to be named in the Proxy Statement and serve if elected.

Any other stockholder proposals must contain certain specified information concerning the stockholder submitting the proposal (including name, address and proof of stock ownership) as well as the specific proposal pursuant to the By-laws and its Stockholder Communication Policy, which is also posted on the Company’s website at www.brookstone.com and may be obtained by writing to the Company’s Secretary at Brookstone, Inc., 17 Riverside Street, Nashua, New Hampshire 03062. Pursuant to the terms of the Company’s Stockholder Communication Policy, stockholders must send the requisite information to the Board of Directors care of the Company’s Secretary at the address above.

The By-laws also authorize regulation of the order of business and conduct of stockholder meetings, the authority of the presiding officer and attendance at such meetings.

ANNUAL REPORT

A copy of the Annual Report of the Company for Fiscal 2003 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material. To obtain a free copy of the Company’s Annual Report and its Annual Report on Form 10-K (including the financial statements, financial statement schedules and list of exhibits) for Fiscal 2003, which Form 10-K has been filed with the Securities and Exchange Commission, write or otherwise contact the Investor Relations Department, Brookstone, Inc., 17 Riverside Street, Nashua, New Hampshire 03062.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting of Stockholders that is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy intend to take such action in regard to such matters as in their judgment seems advisable.

BY ORDER OF THE BOARD OF DIRECTORS:

MICHAEL F. ANTHONY,

President and Chief Executive Officer

Nashua, New Hampshire

May 3, 2004

Appendix A

BROOKSTONE, INC.

BROOKSTONE COMPANY, INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

I.	GENERAL STATEMENT OF PURPOSE

This charter (“Charter”) specifies the scope of responsibilities of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Brookstone, Inc. and Brookstone Company, Inc. (collectively, the “Corporation”) and the manner in which those responsibilities shall be performed, including its structure, processes and membership requirements.

The Committee shall assist the Board in fulfilling its oversight responsibilities to the Corporation’s stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the Corporation and the quality and integrity of the Corporation’s financial statements and financial reports. The Committee’s primary duties and responsibilities are to monitor the activities of Management and the Corporation’s independent auditors to ensure:

•	The reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Corporation.

•	The establishment and maintenance of processes assuring that an adequate system of internal control is functioning within the Corporation.

•	The independence and qualifications of the Corporation’s independent auditor.

•	The establishment and maintenance of processes assuring compliance by the Corporation with all applicable laws, rules and regulations and corporate policy.

The Committee will fulfill such general responsibilities primarily by carrying out the specific activities enumerated in the Responsibilities Calendar attached as Attachment A to this Charter and updated by Management from time to time. As indicated in the Responsibilities Calendar, the Committee is directly responsible for the appointment, compensation and oversight of the independent auditor engaged to prepare or issue an audit report on the Corporation’s financial statements.

II.	COMMITTEE COMPOSITION

A.  Number, Independence and Financial Literacy.  The number of individuals serving on the Committee shall be fixed by the Board from time to time but shall consist of no fewer than three members, each of whom shall be a director of the Corporation and each of whom shall be “independent” in accordance with the rules of The NASDAQ Stock Market, the Securities and Exchange Commission (the “SEC”) and independence standards adopted by the Board. Independent Committee members shall be free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Committee members. In accordance with applicable laws, rules and regulations, all members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

B.  Appointment and Removal.  The members of the Committee shall be appointed annually by the Board as recommended by the Board’s Nominating Committee and shall serve until their successors are duly elected and qualified or their earlier resignation or removal. Any member of the Committee may be replaced or removed by the Board at any time with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically constitute resignation or removal, as applicable, from the Committee . Vacancies may be filled by the Board as recommended by the Nominating Committee.

C.  Chairperson.  The Board shall designate one member of the Committee to serve as its Chairperson.

D.  Subcommittees.  When permitted by applicable laws, rules and regulations and deemed necessary or appropriate by the Committee or its Chairperson, such Chairperson, or another subcommittee consisting of one or more Committee members, may represent the entire Audit Committee in performing it responsibilities.

III.	MEETINGS

The Committee shall meet as often as it deems necessary to fulfill its responsibilities hereunder, but not less frequently than four times each year. The Committee shall meet in person or by conference telephone or other communications equipment by means of which all persons participating in the meeting can hear all such participants. A majority of the members of the Committee shall constitute a quorum for purposes of holding a meeting and the Committee may act by a vote of a majority of members present at such meeting. The Committee shall maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. In lieu of a meeting, the Committee may act by unanimous written consent.

IV.	COMMUNICATIONS

The independent auditor reports directly to the Committee. The Committee shall maintain free and open communication with and between the independent auditor and Management. As indicated on the attached Responsibilities Calendar, this communication shall include private executive sessions with each such parties, at least annually.

V.	EDUCATION

The Corporation shall be responsible for providing the Committee with educational resources related to accounting principles and procedures, pertinent current accounting topics and other materials requested by the Committee. The Corporation will assist that Committee in maintaining appropriate financial literacy and expertise.

VI.	FUNCTIONS

The Committee’s specific responsibilities in carrying out its oversight role are listed in the attached Audit Committee Responsibilities Calendar, which shall be updated by Management at least annually to reflect changes in applicable laws, rules, regulations and evolving practices. Management shall keep the Audit Committee apprised of changes to the Responsibilities Calendar, and shall have the Board approve any material changes thereto. As the compendium of Committee responsibilities, the most recently updated Responsibilities Calendar will be considered an addendum to this Charter. In addition, the Committee may perform any other activities consistent with this Charter, the Corporation’s Bylaws and policies and procedures and applicable laws, rules and regulations, as the Committee or the Board deems necessary or appropriate.

The Committee relies on the expertise and knowledge of Management and the independent auditors in carrying out its oversight responsibilities. Management is responsible for determining that the Corporation’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Corporation’s financial statements. It is not the Committee ’s duty to plan or conduct audits, to determine that the financial statements are complete, accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with applicable laws, rules or regulations or the Corporation’s internal policies, procedures or controls.

VII.    AUTHORITY AND RESOURCES

A.  Authority.  The Committee shall have authority to:

1.  Meet and consult with the Chairman of the Board, the Chief Executive Officer and other members of management as appropriate in the exercise of its authority;

2.  Request that any officer or employee of the Corporation, the Corporation’s outside legal counsel, the Corporation’s independent auditor or any other professional retained by the Corporation to render advice to the Corporation attend a meeting of the Committee or meet with any members of or advisors to the Committee ;

3.  Engage legal, accounting or other advisors to provide the Committee with advice and information in connection with carrying out its responsibilities and determine terms, costs and fees for such engagements; and

4.  Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

Any communications between the Committee and legal counsel in the course of obtaining legal advice shall be considered privileged communications of the Corporation, and the Committee shall take all necessary steps to preserve the privileged nature of such communications.

B.  Resources.  The Corporation shall provide the Committee appropriate funding, as determined by the Committee, to pay compensation to the independent auditor engaged for the purpose of preparing or issuing an audit report of performing other audit, review or attest services for the Corporation, outside counsel and other advisors as it deems appropriate and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

VIII.    GENERAL

The Committee values and welcomes the views of all interested stakeholders, including stockholders, employees and management, in all areas of the Committee’s responsibility.

ADOPTED:    April 16, 2004

Attachment A Brookstone Audit Committee Responsibilities Calendar

Timing (at a minimum)

	Q1	Q2	Q3	Q4	As Req’d

(i) Independent Auditor and Audit

1.      Appointment, Approval and Oversight.  In sole authority, appoint, retain, terminate and replace (as necessary) independent auditor and approve terms (including compensation terms) on which independent auditor is engaged for preparing audit report or performing other audit, review or attest services; evaluate, oversee and review independent auditor, which reports directly to and answers to Committee.

X

2. Disagreements. Resolve any disagreements between independent auditor and Management about financial reporting.					X

3.      Pre-approval Policy and Procedures.  Establish, oversee and enforce auditor pre-approval policy that:

a)      designates permissible services that independent auditor may perform for Corporation;

b)      provides for Committee pre-approval of such services, subject to legally permissible de minimis exceptions; and

c)      provides for Committee quarterly review of independent auditor’s non-audit services and related fees.

	X	X	X	X	X

4.      Auditor Independence.

a)      Ensure receipt from independent auditor of formal written statement delineating all relationships between independent auditor and Corporation, consistent with Independence Standards Board Standard 1;

b)      actively engage in dialogue with auditor with respect to any disclosed relationships or services that may impact independent auditor’s objectivity and independence,

c)      take, or recommend that full Board take, appropriate action to oversee independence of independent auditor, including, but not limited to:

i)       ensuring proper rotation of audit partners as required by applicable laws, rules and regulations;

ii)     considering whether Corporation should regularly rotate audit firms; and

iii)    setting clear hiring policies for employees or former employees of independent auditor; and

d)      present conclusions with respect to independent auditor to full Board.

X

5.      Audit Planning.  Review with Management and independent auditor:

a)      audit scope and plan;

b)      coordination of independent auditor efforts with Management to assure completeness of coverage, reduction of redundant efforts, effective use of audit resources; and

c)      use of independent public accountants other than appointed independent auditors.

			X		X

Timing (at a minimum)

Q1	Q2	Q3	Q4	As Req’d

6.      Financial Statement Review, Discussion and Recommendation.  Establish regular systems of reporting to Committee by each of Management, independent audit department and independent auditor and review and discuss following with each, as appropriate:

a)      Corporation’s annual financial statements and related footnotes (including any significant accounting and reporting issues and impact on financial statements, which issues should include, but not be limited to, any:

i)       complex or unusual transactions and highly judgmental areas;

ii)     significant changes in Corporation’s selection or application of accounting principles; and

iii)    off-balance sheet structures);

b)      significant findings and Management’s responses thereto;

c)      significant Corporation risks or exposures and Management’s minimization of such risks;

d)      independent auditor’s audit of financial statements, its report thereon and related matters (including, but not limited to:

i)       all Corporation critical accounting policies and practices;

ii)     all alternative treatments of financial information within GAAP that have been discussed with Management, ramifications of use of alternative disclosures and treatments and treatments preferred by independent auditor; and

iii)    other material written communications between independent auditor and Management;

e)      any significant changes required in independent auditor’s audit plan;

f)      any significant changes to GAAP policies or standards;

g)      any serious difficulties or disputes between independent auditors and Management during course of audit, including any restrictions on scope of work or access to required information; and

h)      other matters related to conduct of audit which are to be communicated to Committee under generally accepted auditing standards.

         Based on such review and discussion, Committee shall determine whether to recommend to Board that Corporation’s audited financial statements be included in Corporation’s Annual Report on Form 10-K for prior fiscal year for filing with Securities and Exchange Commission.

X				X

7.      Executive Sessions.

a)      Meet with independent auditor in executive session to discuss any matters that Committee or independent auditor believes should be discussed privately; and

b)      Meet with Management in executive session to discuss any matters that Committee or Management believes should be discussed privately.

X	X	X	X	X

Timing (at a minimum)

	Q1	Q2	Q3	Q4	As Req’d

(ii) Internal Controls and Procedures

1.      Controls.  Consider and review with Management and independent auditor:

a)      Corporation’s annual assessment of effectiveness of its internal controls and independent auditor’s attestation and report about Corporation’s assessment;

b)      adequacy of Corporation’s internal controls, including computerized information system controls and security; and

c)      any related significant findings and recommendations of independent auditors, together with Management’s responses thereto.

X

2. Changes. Consider and approve, if appropriate, major changes in Corporation’s auditing and accounting principles and practices as suggested by independent auditors or Management.	X	X	X	X	X

(iii) Legal Compliance Matters

1.      Financial Literacy and Expertise.  Determine whether Committee consists of minimum of three members who, under applicable laws, rules and regulations, are financially literate, including at least one member who has financial sophistication and is “financial expert,” and advise Board regarding same.

X

2. Independence. Ensure Board has determined all Committee members to be “independent” and not prohibited from serving on Committee in accordance with applicable laws, rules and regulations.	X

3.      Related-Party Transactions.  Review (for potential conflicts of interest) and approve transactions between Company and officers or directors (or their affiliates) and Company policies and procedures with respect thereto.

	X	X	X	X	X

4.      Complaint Procedures.  Develop, review and oversee procedures for:

a)      receipt, retention and treatment of complaints received by Corporation regarding accounting, internal accounting controls and auditing matters; and

b)      confidential, anonymous submission of employee concerns regarding accounting or auditing matters.

	X	X	X	X	X

5.      General Oversight.  Review with Management:

a)      legal and regulatory matters that may have material impact on financial statements;

b)      related Corporation compliance policies (including compliance with NASDAQ’s listing requirements with respect to auditing and Committee matters); and

c)      reports or other materials or information received from regulators.

	X	X	X	X	X

Timing (at a minimum)

	Q1	Q2	Q3	Q4	As Req’d

(iv) Public Reports and Disclosures

1.      Proxy Disclosures.  Provide required report in annual Proxy Statement, describing Committee composition, responsibilities and discharge thereof, and any other information required by applicable laws, rules or regulations, including approval of non-audit services.

X

2. Charter Disclosures. Ensure Management includes copy of Committee Charter as appendix to Proxy Statement at least once every three years.					X

3.      Earnings Release.  Discuss earnings releases (particularly use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies, with Management and independent auditors. [Discussion may be general, and does not necessarily have to be in advance of each earnings release.]

	X	X	X	X

4.      Periodic Reports.  Review periodic reports with Management and independent auditor prior to filing with SEC, particularly

a)      “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

b)      Management’s disclosure to Committee and independent auditor under Section 302 of Sarbanes-Oxley Act;

c)      contents of Chief Executive Officer and Chief Financial Officer certificates to be filed under Sections 302 and 906 of Sarbanes-Oxley Act; and

d)      other matters which are to be communicated to Committee by independent auditor under generally accepted auditing standards.

	X	X	X	X

5. General. Review any other Corporation reports relating to Committee responsibilities.					X

Risk Assessment and Management

Discuss with Management and independent auditor significant Corporation risks and Corporation’s major policies with respect to risk assessment and risk management.	X				X

(v) Administrative Duties

1. Agendas. Determine agenda for Committee meetings (primary responsibility of Chairperson with input from Committee members), in consultation with Management and independent auditor.	X	X	X	X	X

2.      Minutes and Reports.  Maintain minutes or other records of Committee meetings and activities and report through Committee Chairperson (or designee) to Board following meetings. Make recommendations to Board as deemed appropriate.

	X	X	X	X	X

3.      Annual Reviews.  Annually review and update Committee Charter and Responsibilities Calendar, requesting Board approval of proposed changes and ensuring appropriate legal disclosures, if necessary. Annually review Committee’s performance under Charter.

X

Appendix B

BROOKSTONE, INC.

2004 EQUITY INCENTIVE PLAN

1.	PURPOSE

The purpose of this Equity Incentive Plan (the “Plan”) is to advance the interests of Brookstone, Inc. (the “Company”) and its subsidiaries by enhancing their ability to attract and retain employees and other persons or entities who are in a position to make significant contributions to the success of the Corporation and its subsidiaries through ownership of shares of the Company’s Common Stock (“Stock”).

The Plan is intended to accomplish these goals by enabling the Company to grant Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock, Performance Awards, or combinations thereof, all as more fully described below.

2.	ADMINISTRATION

Unless otherwise determined by the Board of Directors of the Company (the “Board”), the Plan will be administered by a Committee of the Board designated for such purpose (the “Committee”). The Compensation Committee shall consist of at least two directors. A majority of the members of the Compensation Committee shall constitute a quorum, and all determinations of the Compensation Committee shall be made by a majority of its members. Any determination of the Compensation Committee under the Plan may be made without notice or meeting of the Compensation Committee by a writing signed by a majority of Committee members. During such times as the Stock is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), all members of the Compensation Committee shall be “non-employee directors” as that term is used in Rule 16b-3 promulgated under the 1934 Act and “outside directors” as that term is used in Section 162(m)(4)(c)(i) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Compensation Committee will have authority, not inconsistent with the express provisions of the Plan and in addition to other authority granted under the Plan, to (i) grant Awards at such time or times as it may choose and determine the terms and conditions of each Award; (ii) waive compliance by a holder of an Award with any obligations to be performed by such holder under an Award and waive any terms or conditions of an Award (except that the minimum Restricted Periods for Restricted Stock and Deferred Stock set forth in Section 6.3(c) and Section 6.4, respectively, may not be waived); (iii) amend or cancel an existing Award in whole or in part, except that the Compensation Committee may not reduce the exercise price of an outstanding Option and may not, without the consent of the holder of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder; (iv) prescribe the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants (as defined below), and change such forms from time to time; (v) adopt, amend and rescind rules and regulations for the administration of the Plan; and (vi) interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations and actions of the Compensation Committee, and all other determinations and actions of the Compensation Committee made or taken under authority granted by any provision of the Plan, will be conclusive and will bind all parties. Nothing in this paragraph shall be construed as limiting powers of the Compensation Committee set forth elsewhere in the Plan.

3.	EFFECTIVE DATE AND TERM OF PLAN

The Plan will become effective on the date on which it is approved by the stockholders of the Corporation. Awards may be made prior to such stockholder approval if made subject thereto. No Award may be granted under the Plan after April 15, 2014, but Awards previously granted may extend beyond that date.

4.	SHARES SUBJECT TO THE PLAN

(a) Subject to adjustment as provided in Section 8.6, the aggregate number of shares of Stock that may be delivered under the Plan will be 900,000. If any Award requiring exercise by the Participant for delivery of Stock terminates without having been exercised in full, or if any Award payable in Stock or cash is satisfied in cash rather than Stock, the number of shares of Stock as to which such Award was not exercised or for which cash was substituted will be available for future grants.

(b) The following additional limits shall also apply to certain awards as specified in (i) through (iii) below:

(i)	Subject to adjustment as provided in Section 8.6, the maximum number of shares of Stock as to which Options may be granted to any Participant in any one calendar year shall be 800,000 and the maximum number of shares of stock subject to SARs granted to any Participant in any one calendar year shall also be 800,000. These limits shall be construed and applied in a manner that is consistent with the rules under Section 162(m) of the Code.

(ii)	Subject to adjustment as provided in Section 8.6, the maximum number of shares of Stock subject to Performance Awards (other than Performance Award described in Section 4(b)(i) above) granted to any Participant in any one calendar year shall be 450,000. This limit shall be construed and applied in a manner that is consistent with the rules under Section 162(m) of the Code.

(iii)	Subject to adjustment as provided in Section 8.6, the maximum number of shares of Stock that may be issued, in the aggregate, pursuant to the exercise of Options that do not qualify as “incentive stock options” under Section 422(b) of the Code (“non-ISOs”) shall be 800,000 and the maximum number of shares of Stock that may be issued, in the aggregate, pursuant to the exercise of stock options that qualify as “incentive stock options” (“ISOs”) shall also be 800,000; provided, that the foregoing maximum limits shall not be construed to permit more than the maximum number of shares described at (a) above (as the same may be adjusted as provided in Section 8.6) to be issued in the aggregate pursuant to all Awards.

(c) Stock delivered under the plan may be either authorized but unissued Stock or previously issued Stock acquired by the Corporation and held in treasury. No fractional shares of Stock will be delivered under the Plan.

5.	ELIGIBILITY AND PARTICIPATION

Each key employee of the Corporation or any of its subsidiaries (an “Employee”) and each other person or entity (including without limitation consultants and non-Employee directors of the Corporation or a subsidiary of the Company) who, in the opinion of the Compensation Committee, is in a position to make a significant contribution to the success of the Company or its subsidiaries will be eligible to receive Awards under the Plan (each such Employee, person or entity receiving an Award, “a Participant”). A “subsidiary” for purposes of the Plan will be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock.

6.	TYPES OF AWARDS

6.1.  Options.

(a)  Nature of Options.  An Option is an Award giving the recipient the right on exercise thereof to purchase Stock. Both ISOs and non-ISOs may be granted under the Plan. ISOs shall be awarded only to Employees of the Company or of a “parent” or “subsidiary” of the Company as those terms are defined in Section 424 of the Code. An Option awarded under the Plan shall be a non-ISO unless it is expressly designated as an ISO at time of grant.

(b)  Exercise Price.  The exercise price of an Option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the Stock subject to the Option, determined as of the time the Option is granted.

(c)  Duration of Options.  The latest date on which an Option may be exercised will be the tenth anniversary of the day immediately preceding the date the Option was granted, or such earlier date as may have been specified by the Compensation Committee at the time the Option was granted.

(d)  Exercise of Options.  An Option will become exercisable at such time or times, and on such conditions, as the Compensation Committee may specify. The Compensation Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Except as otherwise determined by the Compensation Committee, any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (1) any documents required by the Compensation Committee and (2) payment in full in accordance with paragraph (e) below for the number of shares for which the Option is exercised.

(e)  Payment for Stock.  Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, or (2) if so permitted by the Compensation Committee at or after the grant of the Option or by the instrument evidencing the Option, (i) through the delivery of shares of Stock which have been held for at least six months (unless the Compensation Committee approves a shorter period) and which have a fair market value equal to the exercise price, (ii) by a broker-assisted exercise acceptable to the Company, or (iii) by any combination of the foregoing permissible forms of payment.

(f)  Discretionary Payments.  If (i) the market price of shares of Stock subject to an Option (other than an Option which is in tandem with a Stock Appreciation Right as described in Section 6.2) exceeds the exercise price of the Option at the time of its exercise, and (ii) the person exercising the Option so requests the Compensation Committee in writing, the Compensation Committee may in its sole discretion cancel the Option and cause the Company to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Stock which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid.

6.2.  Stock Appreciation Rights.

(a)  Nature of Stock Appreciation Rights.  A Stock Appreciation Right (or “SAR”) is an Award entitling the holder on exercise to receive an amount in cash or Stock or a combination thereof (such form to be determined by the Compensation Committee) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Stock. SARs may be based solely on appreciation in the fair market value of Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited) to appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Compensation Committee.

(b)  Grant of Stock Appreciation Rights.  SARs may be granted in tandem with, or independently of, Options granted under the Plan.

(1)  Rules Applicable to Tandem Awards.  When SARs are granted in tandem with Options, (a) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option; (b) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares not covered by the SAR; (c) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (d) the SAR will be transferable only with the related Option.

(2)  Exercise of Independent SARs.  A SAR not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Compensation Committee may specify. The Compensation Committee may at any time accelerate the time at which all or any part of the Right may be exercised.

Any exercise of an independent SAR must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by any other documents required by the Compensation Committee.

6.3.  Restricted Stock.

(a)  Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Compensation Committee may grant shares of Stock in such amounts and upon such terms and conditions as the Compensation Committee shall determine in accordance with this Section 6.3 (“Restricted Stock”).

(b)  Restricted Stock Agreement.  The Compensation Committee may require, as a condition to an Award, that a recipient of a Restricted Stock Award enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Compensation Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.

(c)  Transferability and Other Restrictions.  Except as otherwise provided in this Section 6.3, the shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period or periods established by the Compensation Committee and the satisfaction of any other conditions or restrictions established by the Compensation Committee (such period during which a share of Restricted Stock, or Deferred Stock as hereinafter provided, is subject to such restrictions and conditions is referred to as the “Restricted Period”). Except as the Compensation Committee may otherwise determine under Section 7.1, if a Participant suffers a Termination of Service (as defined at Section 7.1) for any reason during the Restricted Period, the Company may purchase the shares of Restricted Stock subject to such restrictions and conditions for the amount of cash paid by the Participant for such shares; provided, that if no cash was paid by the Participant any such shares of Restricted Stock that would otherwise be subject to repurchase by the Company in accordance with the foregoing shall be automatically forfeited to the Company. Each Restricted Stock Award shall provide for vesting not more rapidly than ratably over a three-year period unless the Restricted Stock is also subject to performance restrictions, in which case the minimum Restricted Period shall be one year.

During the Restricted Period with respect to any shares of Restricted Stock, the Company shall have the right to retain in the Company’s possession the certificate or certificates representing such shares.

(d)  Removal of Restrictions.  Except as otherwise provided in this Section 6.3, a share of Restricted Stock covered by a Restricted Stock grant shall become freely transferable by the Participant upon completion of the Restricted Period, including the passage of any applicable period of time and satisfaction of any conditions to vesting. The Compensation Committee, in its sole discretion, shall have the right at any time immediately to waive all or any part of the restrictions and conditions with regard to all or any part of the shares held by any Participant (except that the minimum Restricted Periods for Restricted Stock set forth in Section 6.3(c) may not be waived).

(e)  Voting Rights, Dividends and Other Distributions.  During the Restricted Period, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all regular cash dividends paid with respect to such shares. Except as the Compensation Committee shall otherwise determine, any other cash dividends and other distributions paid to Participants with respect to shares of Restricted Stock including any dividends and distributions paid in shares shall be subject to the same restrictions and conditions as the shares of Restricted Stock with respect to which they were paid.

(f)  Other Awards Settled with Restricted Stock.  The Compensation Committee may, at the time any Award described in this Section 6 is granted, provide that any or all the Stock delivered pursuant to the Award will be Restricted Stock.

(g)  Notice of Section 83(b) Election.  Any Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of filing such election with the Internal Revenue Service.

6.4.  Deferred Stock.

Subject to the terms and provisions of the Plan, including the provisions of this Section 6.4, the Compensation Committee may grant Deferred Stock Awards. A Deferred Stock Award entitles the recipient to receive shares of Stock (or, if the Compensation Committee so determines, cash in lieu of Stock or a combination of cash and Stock) to be delivered in the future. Delivery of the Stock (or cash) will take place at such time or times, and on such conditions, as the Compensation Committee may specify. The Compensation Committee may at any time accelerate the time at which delivery of all or any part of the Stock (or cash) will take place. A Deferred Stock Award that is not granted in lieu of cash compensation shall provide for vesting not more rapidly than ratably over a period of three years unless the Award is also subject to performance restrictions, in which case the minimum Restricted Period shall be one year.

6.5  Unrestricted Stock.

Subject to the terms and provisions of the Plan, the Compensation Committee may grant or sell shares of fully vested and unrestricted Stock in such amounts and for such consideration, if any, as the Compensation Committee shall determine (“Unrestricted Stock”); provided, that the aggregate number of shares of Unrestricted Stock that may be granted or sold for a purchase price that is less than their fair market value, unless granted in lieu of cash compensation equal to such fair market value, shall not exceed 90,000 shares.

6.6  Performance Awards.

(a) The Compensation Committee may provide that the grant or vesting of any Award described in Sections 6.1 through 6.5 be subject to such performance conditions (other than or in addition to the mere performance of service or the mere passage of time) as the Compensation Committee may determine. Performance-conditioned Awards described in Section 6.3, Section 6.4 or Section 6.5 are herein referred to as “Performance Awards.”

(b) This Section 6.6(b) applies to any Performance Award intended to qualify as performance-based for purposes of Section 162(m) of the Code. In the case of any Performance Award to which this Section 6.6(b) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Compensation Committee will preestablish, in writing, one or more specific Performance Criteria (as defined in Section 6.6(c) below) no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). The Performance Criteria so established shall serve as a condition to the grant, vesting or payment of the Performance Award, as determined by the Compensation Committee. Prior to grant, vesting or payment of the Performance Award, as the case may be, the Compensation Committee will certify whether the Performance Criteria have been attained and such determination will be final and conclusive. If the Performance Criteria with respect to the Award are not attained, no other Award will be provided in substitution of the Performance Award. No Performance Award to which this Section 6.6(b) applies may be granted after the first meeting of the stockholders of the Company held in 2009 until the performance measures described in Section 6.6(c) below (as the same may be amended) have been resubmitted to and reapproved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

(c) For purposes of this Section 6.6, “Performance Criteria” are specified criteria, other than the mere performance of services or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Code, a Performance Criterion means an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; same-store sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios;

borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion measure and any targets with respect thereto determined by the Compensation Committee need not be based upon an increase, a positive or improved result or avoidance of loss. Any Performance Criterion based on performance over a period of time shall be determined by reference to a period of not less than one year. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m) of the Code, the Compensation Committee may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

7.	EVENTS AFFECTING OUTSTANDING AWARDS

7.1.  Termination of Service.

If a Participant who is an Employee ceases to be an Employee, or if there is a termination of the consulting, service or similar relationship in respect of which a non-Employee Participant was granted an Award hereunder (such termination of the employment or other relationship to be referred to as a “Termination of Service”), except as otherwise provided by the Compensation Committee with respect to an Award, the following will apply:

(a)  Options and SARs.

(1) All Options and SARs held by the Participant immediately prior to the Termination of Service, to the extent then exercisable, may be exercised as follows:

(i) If the Termination of Service is on account of the Participant’s death, such Awards may be exercised by the Participant’s executor or administrator or the person or persons to whom the Option or Right is transferred by will or the applicable laws of descent and distribution, at any time within the one year period ending with the first anniversary of the Participant’s death, and shall thereupon terminate.

(ii) If the Termination of Service is on account of the Participant’s retirement with consent of the Company after attainment of age 55 or total and permanent disability (as determined by the Company), such Awards may be exercised by the Participant at any time in accordance with the original terms of the Award.

(iii) If the Termination of Service is for any other reason, such Awards may be exercised by the Participant at any time within the three month period following the Termination, and shall thereupon terminate, unless the Award provides by its terms for immediate termination of the Award in the event of such a Termination of Service or unless the Termination of Service results from a discharge for cause that, in the opinion of the Compensation Committee, casts such discredit on the Participant as to justify immediate termination of the Award.

(2) In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 7.

(3) Options and SARs held by a Participant immediately prior to the Termination of Service that are not then exercisable shall terminate upon the Termination of Service.

(b)  Restricted Stock.  Restricted Stock held by the Participant must be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock will be so transferred without any further action by the Participant) in accordance with Section 6.3(c).

(c)  Deferred Stock.  Any payment or benefit under a Deferred Stock Award to which the Participant was not irrevocably entitled prior to the Termination of Service will be forfeited and the Award canceled upon the Termination of Service.

(d)  Unrestricted Stock.  Termination of Service shall have no effect on Unrestricted Stock held by a Participant.

(e)  Special Circumstances.  In the case of a Participant who is an Employee, a Termination of Service shall not be deemed to have resulted by reason of (i) a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Compensation Committee, so long as the Employee’s right to reemployment is guaranteed either by statute or by contract, or (ii) a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies.

7.2.  Mergers, Etc.

Except as otherwise provided by the Compensation Committee at the time of grant, in the event of a consolidation, merger or other transaction in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company’s outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company’s assets or a dissolution or liquidation of the Company (a “covered transaction”), the following rules shall apply:

(a) Subject to paragraph (b) below, all outstanding Awards requiring exercise will cease to be exercisable, and all other Awards to the extent not fully vested (including Awards subject to conditions not yet satisfied or determined) will be forfeited, as of the effective time of the covered transaction, provided that the Compensation Committee may in its sole discretion (but subject to Section 7.4), on or prior to the effective date of the covered transaction, (1) make any outstanding Option and Stock Appreciation Right exercisable in full, (2) remove the restrictions from any Restricted Stock, (3) cause the Company to make any payment and provide any benefit under any Deferred Stock Award, and (4) remove any performance or other conditions or restrictions on any Award; or

(b) With respect to an outstanding Award held by a Participant who, following the covered transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the covered transaction, in its sole discretion and in lieu of the action described in paragraph (a) above, arrange to have such surviving or acquiring entity or affiliate assume any Award held by such Participant outstanding hereunder or grant a replacement award which, in the judgment of the Compensation Committee, is substantially equivalent to any Award being replaced.

8.	GENERAL PROVISIONS

8.1.  Documentation of Awards.

Awards will be evidenced by such written instruments, if any, as may be prescribed by the Compensation Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

8.2.  Rights as a Stockholder, Dividend Equivalents.

Except as specifically provided by the Plan, the receipt of an Award will not give a Participant rights as a stockholder; the Participant will obtain such rights, subject to any limitations imposed by the Plan or the instrument evidencing the Award, only upon the issuance of Stock. However, the Compensation Committee may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been outstanding. Without limitation, the Compensation Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

8.3.  Conditions on Delivery of Stock.

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (a) until all conditions of the Award have been satisfied or removed, (b) until, in the opinion of the Company’s counsel, all applicable federal and state laws and regulations have been complied with, (c) if the outstanding Stock is at the time listed on any stock exchange or The NASDAQ Stock Market, until the shares to be delivered have been listed or authorized to be listed on such exchange or market upon official notice of notice of issuance, and (d) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company’s counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

If an Award is exercised by the Participant’s legal representative, the Company will be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

8.4.  Tax Withholding.

The Company will withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all federal, state and local withholding tax requirements (the “withholding requirements”).

In the case of an Award pursuant to which Stock may be delivered, the Compensation Committee will have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Compensation Committee with regard to such requirements, prior to the delivery of any Stock or removal of restrictions thereon. If and to the extent that such withholding is required, the Compensation Committee may permit the Participant or such other person to elect at such time and in such manner as the Compensation Committee provides to have the Company hold back from the shares to be delivered, or to deliver to the Company, Stock having a value calculated to satisfy the withholding requirement. The Compensation Committee may make such share withholding mandatory with respect to any Award at the time such Award is made to a Participant.

If at the time an ISO is exercised the Compensation Committee determines that the Company could be liable for withholding requirements with respect to the exercise or with respect to a disposition of the Stock received upon exercise, the Compensation Committee may require as a condition of exercise that the person exercising the ISO agree (a) to provide for withholding under the preceding paragraph of this Section 8.4, if the Compensation Committee determines that a withholding responsibility may arise in connection with tax exercise, (b) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Stock received upon exercise, and (c) to give such security as the Compensation Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Compensation Committee to preserve the adequacy of such security.

8.5.  Transferability of Awards.

The Compensation Committee may permit an Award, other than an ISO, to be transferred in accordance with terms and conditions specified by the Compensation Committee. Otherwise, no Award may be transferred other than by will or by the laws of descent and distribution. In the case of an Award that is permitted to be transferred by the Participant during his or her lifetime and that is so transferred to a permitted transferee, references in the Plan to “Participant” shall, as appropriate (as determined by the Compensation Committee in its absolute discretion), be deemed to include the transferee.

8.6.  Adjustments in the Event of Certain Transactions.

(a) In the event of a stock dividend, stock split, reverse stock split, or combination of shares, recapitalization or other change in the Company’s capitalization, or other distribution to holders of Stock other than normal cash dividends, after the effective date of the Plan, the Compensation Committee will make such adjustments as it determines to be appropriate to the maximum number of shares that may be delivered under the Plan under Section 4(a) above and to the limits described in Section 4(b) and Section 6.5.

(b) In any event referred to in paragraph (a), the Compensation Committee will also make any appropriate adjustments to the number and kind of shares of Stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change. The Compensation Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if it is determined by the Compensation Committee that adjustments are appropriate to avoid distortion in the operation of the Plan; provided, that adjustments pursuant to this sentence shall not be made to the extent it would cause any Award intended to be exempt under Section 162(m)(4)(c) of the Code to fail to be so exempt.

(c) In the case of the ISOs or Awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code, the adjustments described in (a) and (b) will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code or Section 162(m) of the Code, as the case may be.

8.7.  Employment Rights, Etc.

Neither the adoption of the Plan nor the grant of Awards will confer upon any person any right to continued retention by the Company or any subsidiary to terminate an employment, service or similar relationship at any time. Except as specifically provided by the Compensation Committee in any particular case, the loss of existing or potential profit in Awards granted under the Plan will not constitute an element of damages in the event of termination of an employment, service or similar relationship even if the termination is in violation of an obligation of the Company to the Participant.

8.8.  Deferral of Payments.

The Compensation Committee may agree at any time, upon request of the Participant, to defer the date on which any payment under an Award will be made.

8.9.  Past Services as Consideration.

Where a Participant purchases Stock under an Award (other than an Option), the Compensation Committee may accept in satisfaction of the purchase price such lawful consideration, including past services, as it determines appropriate.

8.10.  Settlement of Awards Under Other Plans.  Nothing herein shall be construed as limiting the Company’s authority to grant awards of Stock or other awards outside of the Plan. If, in connection with any award under a plan or program other than the Plan (including without limitation the Company’s Management Incentive Bonus Plan or any successor plan), the Compensation Committee determines that any portion of the benefit under such award shall be paid in the form of Stock or rights with respect to Stock, the Compensation Committee may provide for the delivery of such Stock or rights as an Award hereunder.

9.	EFFECT, AMENDMENT AND TERMINATION

Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company’s right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to Employees.

The Compensation Committee may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required under applicable law (including the Code) or stock exchange requirements. Without limiting the foregoing, stockholder approval shall be required to increase the number of shares available for Awards under the Plan or to change the class of individuals eligible to participate in the Plan.

DETACH HERE

ZBKS52

PROXY

BROOKSTONE, INC.

The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated May 3, 2004, in connection with the 2004 Annual Meeting of Stockholders to be held at 9:30 a.m., on June 8, 2004, at the Fleet Training Center, 2nd floor, 100 Federal Street, Boston, Massachusetts, and hereby appoints Michael F. Anthony and Philip W. Roizin and both of them (with full power to act alone), the attorneys and proxies of the undersigned with power of substitution to both to vote all shares of the Common Stock of Brookstone, Inc. registered in the name provided herein which the undersigned is entitled to vote at the 2004 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy Statement:

Election of all 5 directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate)

Nominees:

(01) Michael F. Anthony, (02) Mone Anathan, III, (03) Michael L. Glazer, (04) Kenneth E. Nisch, (05) Andrea M. Weiss.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

BROOKSTONE, INC.

C/O EQUISERVE TRUST COMPANY N.A.

P.O. BOX 8694

EDISON, NJ 08810-8694

ZBKS51

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒    Please mark votes as in this example.

This Proxy when executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of Directors and FOR Proposal 2 and FOR Proposal 3.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.
1. Election of Directors (see reverse)		2.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants to examine the financial statements of the Company and its subsidiaries for the fiscal year ending January 29, 2005.	FOR	AGAINST	ABSTAIN
FOR ☐	WITHHELD ☐			☐	☐	☐

		3.	Approve and adopt the 2004 Equity Incentive Plan.	FOR	AGAINST	ABSTAIN
				☐	☐	☐
☐
For all nominee(s) except as written above

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  ☐

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date:	Signature:	Date: